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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  April 12, 2004
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                              Hanover Direct, Inc.
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               (Exact Name of Registrant as Specified in Charter)


                                    1-12082
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                            (Commission File Number)


          Delaware                                             13-0853260
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(State or Other Jurisdiction                                (I.R.S. Employer
       of Incorporation)                                 Identification Number)


       115 River Road
  Edgewater, New Jersey                                            07020
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  (Address of Principal                                         (Zip Code)
    Executive Offices)



      Registrant's telephone number, including area code:  (201) 863-7300
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.


     On April 12, 2004, Hanover Direct, Inc. (the "Company") announced that Paul
S. Goodman, the Chief Executive Officer of Chelsey Broadcasting Company, LLC, had joined the Company's Board of Directors effective April 12, 2004 as a designee of Chelsey Direct, LLC filling the vacancy created by the resignation of Martin L. Edelman effective February 15, 2004.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits:

99.1 Press Release, dated April 12, 2004, announcing the addition of Paul S. Goodman to Hanover Direct's Board of Directors
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HANOVER DIRECT, INC.
                                               --------------------------------
                                                     (Registrant)



April 12, 2004                                 By:/s/ Charles E. Blue
                                               --------------------------------
                                               Name:  Charles E. Blue
                                               Title: Senior Vice President
                                                     Chief Financial Officer